UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                          September 30, 2003


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

On May 20, 2003, United States Steel Corporation (U. S. Steel) filed a Current Report on Form 8-K to announce its acquisition of substantially all of the assets of National Steel Corporation (National). In that filing, U. S. Steel included pro forma financial information. The purpose of this Form 8-K is to provide updated pro forma financial information required by Article 11 of Regulation S-X.



Item 7. Financial Statements and Exhibits

(a) Financial Statements
     Not applicable.

(b) Pro forma financial information
     Updated pro forma financial information required by Article 11 of Regulation S-X to be filed as part of this Current Report on Form 8-K is included in Exhibit 99.1 attached hereto and is incorporated herein by reference in its entirety.

(c) Exhibits
     99.1  Unaudited pro forma condensed combined statements of operations of
           U. S. Steel for the nine months ended September 30, 2003 and the year ended December 31, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  November 14, 2003